Exhibit 99.2

 ANGIODYNAMICS  Second Quarter 2021 Earnings PresentationJanuary 7, 2021  1

 2  Forward-Looking Statement  Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2020. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income; adjusted earnings per share and free cash flow. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

Corporate Developments



We continued our focused investment in our three key technology platforms: NanoKnife, AngioVac and Auryon. Within our Thrombus Management portfolio we are progressing toward the planned launch of a multi-purpose mechanical aspiration thrombectomy device in calendar 2021.



Procedural volumes continued to rebound in the second quarter and reflect less severe declines than the 10-15% decline discussed in the first quarter. We expect that the third quarter is likely to see a more pronounced impact from COVID related headwinds along with typical third quarter seasonality.



NanoKnife disposable growth was 76% in the U.S. and 30% worldwide. Growth in AngioVac was 24%, and we achieved $2.1 million in Auryon sales.

NanoKnife DIRECT study: 26 sites have secured IRB approval, up from 23 at the end of the first quarter.

PATHFINDER study: 9 sites have been initiated and are enrolling subjects. As of today, we are approximately 75% of the way toward our enrollment target and expect enrollment to be completed by the end of the 3rd quarter.

$10 million was paid down on the revolver in December 2020.

Reaffirm FY2021 Guidance

Revenue
$278 - $284 million

Adjusted EPS
$0.00 - $0.05

3

 Second Quarter FY2021 Highlights  $ in thousands (except per share data)  Q2 FY2021  Q2 FY2020  YOY Change  Revenue  $72,770  $70,003  4.0%  Gross Margin  55.2%  59.3%  (410 bps)  Adjusted EPS  $0.01  $0.06  ($0.05)  Adjusted EBITDA  $5,158  $6,410  ($1,252)  Cash Provided by Operations  $11,448  $5,937  $5,511  Free Cash Flow  $10,087  $3,314  $6,773  Financial Performance  Vascular Interventions and Therapies  Q2 FY2021  YTD FY2021  AngioVac®  24%  34%  Auryon  NA  NA  Thrombolytic  4%  (2%)  Core Peripheral  4%  2%  Venous Insufficiency  11%  (13%)  Product Family Sales Growth  Vascular Access  Q2 FY2021  YTD FY2021  Midlines  17%  53%  C3  NA  NA  PICCs  2%  24%  Ports  3%  (1%)  Dialysis  6%  2%  Oncology  Q2 FY2021  YTD FY2021  NanoKnife® Capital  (50%)  (56%)  NanoKnife® Disposables  30%  12%  Solero® Microwave  7%  7%  BioSentry  28%  28%  Alatus and IsoLoc Balloons  (22%)  (27%)  RadioFrequency Ablation  (19%)  (24%)

Second Quarter FY2021 Results (unaudited)

$ in thousands (except per share data)	Q2 FY2021	Q2 FY2020	Change	YTD FY2021	YTD FY2020	Change
Revenue	**$72,770**	**$70,003**	**4.0%**	**$142,986**	**$136,045**	**5.1%**
Vascular Interventions and Therapies	$33,900	$31,150	8.8%	$63,757	$60,063	6.2%
Vascular Access	$23,930	$22,784	5.0%	$52,035	$45,943	13.3%
Oncology	$14,940	$16,069	(7.0%)	$27,194	$30,039	(9.5%)
United States	$60,684	$55,555	9.2%	$114,792	$108,492	5.8%
International	$12,086	$14,448	(16.3%)	$28,194	$27,553	2.3%
Net Loss	**($4,268)**	**($2,736)**	**($1,532)**	**($8,536)**	**($4,011)**	**($4,525)**
Non-GAAP Adjusted Net Income	$564	$2,151	($1,587)	$1,181	$5,325	($4,144)
GAAP EPS	**($0.11)**	**($0.07)**	**($0.04)**	**($0.22)**	**($0.11)**	**($0.11)**
Non-GAAP Adjusted EPS	$0.01	$0.06	($0.05)	$0.03	$0.14	($0.11)
Gross Margin	**55.2%**	**59.3%**	**410 bps**	**53.1%**	**58.6%**	**550 bps**
Adjusted EBITDA	**$5,158**	**$6,410**	**($1,252)**	**$9,625**	**$13,690**	**($4,065)**
Free Cash Flow	**$10,087**	**$3,314**	**$6,773**	**$2,838**	**($4,611)**	**$7,449**

$ in thousands (except per share data)	Q2 FY2021	Q4 FY2020	Change
Cash	**$58,025**	**$54,435**	**$3,590**
Debt	**$40,000**	**$40,000**	**$0**

angiodynamics

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 GAAP to Non-GAAP Reconciliation  6

   Reconciliation of GAAP to Non-GAAP Net Income (Loss) and EPS  Reconciliation of Net Loss to Adjusted EBITDA  Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.Deferred financing fees related to the old credit agreement were written off during the second quarter of fiscal year 2020.Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for November 30, 2020 and 2019.  7

 ANGIODYNAMICS  Thrombus Management Portfolio Update   8

Deep Vein Thrombosis

DVT

A blood clot that forms in a deep vein, usually the leg, groin or arm

208,000 Iliofemoral Cases[1]

\+

Pulmonary Embolism

PE

A DVT breaks free from a vein wall and travels to the lungs blocking some or all of the blood supply

171,000 High-risk & intermediate-risk PE Cases[1]

=

Venous Thromboembolism

VTE

DVT and PE are collectively referred to as VTE

100,000 – 300,000 VTE-Related Deaths in the USA Annually[2]



Stages of Clot



Clot in Transit
(traveling through the heart)



Clot in Pulmonary Arteries *(PE)*

angiodynamics

1. Piovanic, W. J., & Furlong, C. (2020, June). Inari Medical Biomedical Devices and Services. Canaccord Genuity Capital Markets.
2. "Venous Thromboembolism (VTE)." *World Thrombosis Day*, www.worldthrombosisday.org/issue/vte.

Illustrations and Images not Produced by AngioDynamics Include:
https://www.vascularmedcure.com/disease-background
DVT (Blood Clot in the Leg): 7 Warning Signs and Symptoms (emedicinehealth.com)

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THROMBUS MANAGEMENT

Purpose Built Portfolio & Technology



RIGHT HEART
$77M[2]
DEEP VEIN THROMBOSIS
$1.3B[1]
$3B
$1.6B[1]
PULMONARY EMBOLISM



COMPLEX / MODERATE / SIMPLE

CURRENT PORTFOLIO

Right Heart

AngioVac's use is currently focused on the Right Heart, which is a $77M addressable market.

Planned Launch Calendar 2021

FUTURE PORTFOLIO

Pulmonary Embolism

Deep Vein Thrombosis

A multi-purpose mechanical aspiration device will allow us to compete in the broader DVT & PE addressable markets with a first-line treatment option without the need for perfusion.

CURRENT PORTFOLIO

DVT & PE

Uni-Fuse+ catheter directed thrombolysis now has the additional indication for placement in the pulmonary artery.

angiodynamics

1.Plovanic, W. J., & Furlong, C. (2020, June). Inari Medical Biomedical Devices and Services. Canaccord Genuity Capital Markets.
2. Fletcher Spaght, Inc. AngioVac market assessment March 2018, Angiodynamics funded

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The AngioVac Difference

The AngioVac System allows for the **continuous aspiration** of embolic material such as fresh, soft thrombi or vegetation from the venous system

Utilizing a self-expanding, nitinol reinforced **funnel tip**

Simultaneously reinfusing the patient's own filtered blood to limit procedural blood loss










AngioVac Cannula
Saline
AngioVac Circuit
Filter
Waste Collection System
Reinfusion Cannula
Centrifugal Pump Console

Individual experience may not be indicative of all procedure results.

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THROMBUS MANAGEMENT

Planned Portfolio Additions & U.S. Addressable Markets Expansion



Multi-Purpose Mechanical Aspiration
PE Indication
Multi-Purpose Mechanical Aspiration Gen 2
Access to full Ilio-femoral DVT market
AngioVac Gen 4
Smaller size should drive further adoption in addressable market
Multi-Purpose Mechanical Aspiration Gen 1
Entry into Ilio-femoral DVT
AngioVac Gen 3
Right Heart, Illio-caval DVT
$140M
$700M
$1.5B
$3.6B
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025

THE NEXT PORTFOLIO INNOVATION

A purpose-built, innovative product leveraging the strengths of the AngioVac cannula technology with *off-circuit* manual aspiration control

Powerful

Proven, funnel tip design allows efficient aspiration and compression of large clot burden

Controlled

Designed to allow the end-user command and control of the mechanical aspiration

Versatile

Broadens our Thrombus Management portfolio and designed to provide an intuitive, first-line treatment option without the need for lytics and advanced procedural support

The planned portfolio additions are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

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ANGIODYNAMICS  Second Quarter 2021 Earnings PresentationJanuary 7, 2021  13